       EXHIBIT 10.1

AGREEMENT TERMINATING THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT REGARDING NIELSEN HOLDINGS N.V.

THIS AGREEMENT (the “Termination Agreement”), effective August 14, 2013, terminates that certain Amended and Restated Shareholders’ Agreement regarding  Nielsen Holdings N.V. dated January 31, 2011, as the same was amended from time to time, (the “Shareholders’ Agreement”) by and among AlpInvest, Blackstone, Carlyle, Centerview, Hellman & Friedman, KKR, Thomas H. Lee Partners, Valcon Acquisition Holding (Luxembourg) S.ar.l. (“Luxco”), Nielsen Holdings N.V. (the “Company”), Valcon Acquisition B.V. and The Nielsen Company B.V. (the foregoing collectively referred to herein as the “Parties”).

In consideration of the mutual agreements specified herein, the Parties agree as follows:

A.	The Shareholders’ Agreement is hereby terminated except as follows:

1.	Definitions and Interpretation

Section 1 of the Shareholders’ Agreement shall remain in effect insofar as is necessary to implement and interpret the provisions of the Shareholders’ Agreement that remain in effect hereunder and the letter agreements being entered into as of even date between Nielsen Holdings N.V. and certain Parties hereto.

2.	Indemnification

Section 7 of the Shareholders’ Agreement shall remain in effect in accordance with its terms.

3.	Access to Information, Financial Statements and Confidentiality

Section 10.5 of the Shareholders’ Agreement shall remain in effect in accordance with its terms.

4.	VCOC Management Rights Agreement

Section 10.7 of the Shareholders’ Agreement shall remain in effect in accordance with its terms.

5.	Miscellaneous

Section 11 of the Shareholders’ Agreement shall remain in effect in accordance with its terms, except that, pursuant to Section 11.1 of the Shareholders’ Agreement, Section 11.2.3 of the Shareholders’ Agreement is hereby amended by deleting clause (i) thereto and deleting the reference to (ii). For the avoidance of doubt, and notwithstanding anything to the contrary in the Shareholders’ Agreement, Sections 10.2, 10.3 and 10.4 of the Shareholders’ Agreement shall not survive termination of the Shareholders’ Agreement.

B.	The following additional provisions apply to this Termination Agreement:

Transfer-Related Provisions. The Company agrees that (i) any sales of shares of the Company by Luxco at the direction and for the benefit of a Small Investor (as defined in the Luxco Shareholders’ Agreement dated the date hereof) will not be subject to any of the Company’s insider trading policies, restrictions or windows and (ii) Section 3.7 of the Registration Rights Agreement entered into by the Company with the other Parties will not apply to any Small Investor.

Applicable Law. This Termination Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York, except to the extent that the matter in question is mandatorily required to be governed by Luxembourg law or Dutch law, in which case it will be governed by the applicable provisions of such law.

Disputes. All actions arising out of or relating to this Termination Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of The City of New York (other than with respect to an appeal from such courts to a higher court outside of the State of New York). The Parties hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Assignment. Except as permitted in this Termination Agreement, the rights and obligations under this Agreement may not be transferred by any Party hereto, in whole or in part, to any third party, and any purported transfer without such consent shall be void and unenforceable.  The rights and obligations hereunder are personal to each Party and may not be assigned to any person except with the prior approval of the Company, provided that each Party shall be permitted to assign any such right to one or more of its affiliates.

Specific Performance.  Each Party acknowledges and agrees that money damages would not be a sufficient remedy for any breach of the provisions of this Termination Agreement. In the event of a breach of this Termination Agreement by a Party which breach threatens irreparable harm to any other Party, such non-breaching Party may seek specific enforcement or injunctive relief from any court of competent jurisdiction, which remedies shall not limit, but shall be in addition to, all other remedies that the non-breaching Parties may have at law or in equity.

Third Parties. This Termination Agreement does not create any rights, claims or benefits inuring to any person that is not a Party hereto nor create or establish any third party beneficiary hereto.

Binding Effect. This Termination Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

Severability. Should any provision of this Termination Agreement be invalid or unenforceable, in whole or in part, or should any provision later become invalid or unenforceable, this shall not affect the validity of the remaining provisions of this Termination Agreement which shall not be affected and shall remain in full force and effect.

Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Termination Agreement by such Party.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the date first above written.

NIELSEN HOLDINGS N.V.

By:	/s/ Harris Black
Name: Harris Black
Title: Secretary

VALCON ACQUISITION B.V

By:	/s/ MJB Rutte
Name: MJB Rutte
Title: Director A

THE NIELSEN COMPANY B.V

By:	/s/ Robert Reid
Name: Robert Reid
Title: Director B

Valcon Acquisition Holding (Luxembourg) S.À R.L.

By:	/s/ Christian Ralison
Name: Christian Ralison
Title: B Manager

Valcon Acquisition Holding (Luxembourg) S.À R.L.

By:	/s/ Wolfgang Zettel
Name: Wolfgang Zettel
Title: A Manager

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:	/s/ M. Rademakers
Name: M. Rademakers
Title: Tax Counsel

By:	/s/ E.M.J. Thyssen
Name: E.M.J. Thyssen
Title: Managing Partner

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II-A, BV

By:	/s/ M. Rademakers
Name: M. Rademakers
Title: Tax Counsel

By:	/s/ E.M.J. Thyssen
Name: E.M.J. Thyssen
Title: Managing Partner

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-SMD, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BCP (CAYMAN) V-S, L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

BCP V CO-INVESTORS (CAYMAN), L.P.

By:	/s/ Robert Reid
Name: Robert Reid
Title: Senior Managing Director

Carlyle Partners IV Cayman, L.P.

By:	/s/ Daniel D’Aniello
Name: Daniel D’Aniello
Title: Director

cp iv COINVESTMENT CAYMAN, L.P.

By:	/s/ Daniel D’Aniello
Name: Daniel D’Aniello
Title: Director

CEP II PARTICIPATIONS S.À R.L. SICAR

By:	/s/ David B. Pearson
Name: David B. Pearson
Title: Manager and Authorized Signatory

CENTERVIEW capital, L.P.

By:	Centerview Partners GP, L.P.
Its General Partner

By:	Centerview Capital GP, LLC
Its General Partner

By:	/s/ David Hooper
Name: David Hooper
Title:
CENTERVIEW EMPLOYEES, L.P.

By: Centerview Capital GP, LLC
Its General Partner

By:	/s/ David Hooper
Name: David Hooper
Title:

CENTERVIEW vnu llc

By: Centerview Partners Capital Holdings LLC,
its Managing Member

By:	/s/ David Hooper
Name: David Hooper
Title:

Hellman & Friedman Capital Partners V (Cayman), L.P.

By:	/s/ Judd A. Shur
Name: Judd A. Shur
Title: Vice President

Hellman & Friedman Capital Partners V (Cayman Parallel), L.P.

By:	/s/ Judd A. Shur
Name: Judd A. Shur
Title: Vice President

Hellman & Friedman Capital associates V (Cayman), L.P.

By:	/s/ Judd A. Shur
Name: Judd A. Shur
Title: Vice President

KKR VNU (Millenium) L.P.

By: KKR VNU (Millennium) Limited
its General Partner

By:	/s/ Alexander Navab
Name: Alexander Navab
Title:

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP

By: KKR Associates Millennium (Overseas), Limited Partnership
its General Partner

By: KKR Millennium Limited
its General Partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title:

KKR VNU EQUITY INVESTORS, L.P.

By: KKR VNU GP Limited

its General Partner

By:	/s/ Alexander Navab
Name: Alexander Navab
Title:

THL Fund VI (Alternative) Corp.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL equity fund vi investors (vnu), L.p.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL equity fund vi investors (vnu) ii, L.p.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL equity fund vi investors (vnu) iIi, L.p.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THL equity fund vi investors (vnu) iv, llc

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENT HOLDINGS, LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director